                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 1998
                                                        ------------------

                                  Oncor, Inc.
       ------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Maryland
       ------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               0-16177                                 52-1310084
   ------------------------------      -----------------------------------------
      (Commission File Number)            (I.R.S. Employer Identification No.)


         209 Perry Parkway, Gaithersburg, Maryland           20877
     ----------------------------------------------------------------------
         (Address of Principal Executive Offices)          (Zip Code)


                                 (301) 963-3500
       ------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      N.A.
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

            On September 30, 1998, Oncor, Inc. (the "Company") issued a press release announcing further restructuring plans and indicating that the Company intends to focus on the sale of assets and the formation of strategic alliances to generate cash. This press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

            On October 2, 1998, the Company issued a press release announcing that the American Stock Exchange had advised the Company that trading had been halted in the Company's Common Stock and that the trading halt would continue indefinitely. The October 2, 1998 press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

            (c)   Exhibits

                  99.1  Press release of the Company dated September 30, 1998

                  99.2  Press release of the Company dated October 2, 1998

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Oncor, Inc.
                                          --------------------------------
                                          (Registrant)

                                          By:     /s/ John L. Coker
                                                  ------------------------
                                          Name:   John L. Coker
                                          Title:  Chief Financial Officer


Dated:  October 7, 1998

                                  Exhibit Index

99.1  Press release of the Company dated September 30, 1998

99.2  Press release of the Company dated October 2, 1998